                                                                                      Execution Copy

                                             AGREEMENT OF RESIGNATION

This Agreement is made by and among Thomas A. Scrimo (the "Executive"), U.S. Can Corporation ("U.S. Can") and
United States Can Company (the "Company" and, with U.S. Can, the "Companies").

Whereas, the Executive wishes to resign his employment and positions and offices with U.S. Can, the Company and the Affiliates (as hereafter defined), and the Companies are willing to accept that resignation, on the terms set forth in this Agreement,

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Executive and the Companies agree as follows:

1.       Resignation and Acceptance.        The Executive hereby resigns his employment and any and all
         --------------------------
positions, offices and directorships held with U.S. Can, the Company or any of the Affiliates, effective as of
April 22, 2005 (the "Resignation Date").  The Companies, on their own behalf and on that of the Affiliates, hereby accept such resignation.  It is understood and agreed that the Companies and the Affiliates will take actions in reliance on the Executive's resignation hereunder and that it is irrevocable.

2.       Remainder of Employment.  The Executive agrees that during the remainder of his employment, through the
         -----------------------
Resignation Date, he will perform such duties and responsibilities as may reasonably be assigned to him from time to time and shall cooperate fully with the Companies and the Affiliates to assure a smooth and effective transition of his duties and responsibilities.  At the election of the Company, however, the Executive may be placed on administrative leave during some or all of the remainder of his employment. Through the Resignation
Date, the Company will continue to pay the Executive his base salary and will continue his participation in its employee benefit plans in accordance with their terms and generally applicable Company policies, whether the
Executive is actively employed or on administrative leave.

3.       Final Pay and Expenses; Non-Qualified Plan.
         ------------------------------------------

         (a)      On the Company's next regular executive payday following the Resignation Date, the Company will pay the Executive any base salary due him for the final payroll period of his employment, to the extent not previously paid, and also will pay him, at his final base rate of pay, for any vacation accrued but unused as of the Resignation Date (including any vacation accrued in 2004 and 2005 for time worked through the Resignation
Date, but unused as of the Resignation Date) determined in accordance with the Company's records and its vacation policies.

         (b)      The Company also will reimburse the Executive for business expenses incurred through the
Resignation Date which are eligible for reimbursement under current Company policies, subject to the Executive's submission of those expenses for reimbursement, together with supporting documentation and substantiation required under Company policies, no later than thirty (30) days following the Resignation Date.

         (c)      The Executive's entitlement to benefits under any United Can Company non-qualified retirement plan in which he was a participant and his rights with respect to any distribution of such benefits shall be determined in accordance with applicable plan terms.  Nothing contained in this Agreement shall constitute, or be construed as, a waiver of any such entitlement or right.

4.       Separation Benefits.       Subject to the Executive executing and returning, after the Resignation Date,
         -------------------
an effective and timely release of claims in the form attached to this Agreement and marked "Exhibit A" (the
"Release of Claims") and provided that the Executive is not in actual or threatened breach of any of his obligations under the Employee Agreement (as hereafter defined) or this Agreement, the Executive will be provided the following separation benefits:

         (a)      Severance Pay.  The Company will provide the Executive severance pay at his final base
                  -------------
rate of pay for the period of eighteen (18) months following the Resignation Date (the "Severance Pay
Period").  Payments will made in the form of salary continuation and will begin on the Company's next regular executive payday which is at least five business days following the later of the effective date of the Release of Claims or the date the Release of Claims is received by Chief Executive Officer of
U.S. Can on behalf of the Companies (the "Severance Qualification Date").  The first payment, however, will be retroactive to the day following the Resignation Date.

         (b)      Prorated MIP Award.  The Company shall pay the Executive an award under its Management
                  ------------------
Incentive Plan ("MIP") for the performance period in which the Resignation Date occurs, determined in accordance with the terms of the MIP and based on actual performance for the entire performance period, but subject to a pro-rata reduction to reflect the portion of the performance period following the
Resignation Date.  Payment to which the Executive is entitled hereunder, if any, shall be made on the date such awards are made to participants in the MIP generally or, if the Severance Qualification Date has not yet occurred, within ten (10) business days following the Severance Qualification Date (the
"Prorated MIP Award").

         (c)      Payment upon Death.       In the event of the Executive's death prior to the
                  ------------------
conclusion of the Severance Pay Period or prior to payment of the Prorated MIP Award, the Company shall pay to the Executive's designated beneficiary (the "Beneficiary") or, if none, to his estate, any severance pay or Prorated MIP Award not yet paid to which the Executive would have been entitled had he lived.  Such payments shall be due and payable at the times provided under Section 4(a) or Section 4(b)
hereof, as applicable.  The Executive hereby designates his spouse as the Beneficiary.  The Executive may change the Beneficiary by written notice to the Chief Executive Officer of U.S. Can,  actually received.

         (d)      Medical and Dental Premium Contributions.  Provided the Executive and his qualified
                  ----------------------------------------
beneficiaries are enrolled in the Company's medical and dental plans on the Resignation Date, they may elect to continue participation in those plans for a period of time under the federal law known as
"COBRA."   If the Executive and his qualified beneficiaries do so by signing and returning the COBRA election form in a timely manner, then, until the conclusion of the Severance Pay Period or, if earlier, until the date the Executive becomes eligible for participation in the health or dental plan of a new employer, the Company will contribute to the premium cost of the Executive's coverage and that of his qualified beneficiaries under those plans at the same rate that it contributes to the premium cost of coverage of active employees and their qualified beneficiaries.  In order for the Executive and his qualified beneficiaries to be eligible for these Company premium contributions, however, the Executive must pay the remainder of the premium cost by payroll deduction.  The Executive agrees promptly to notify the Company if he becomes eligible for coverage under the health or dental plan of a new employer during the Severance Pay Period.  After the Company's contributions end, the Executive and his qualified beneficiaries may continue coverage for the remainder of the COBRA period, if any, by paying the full premium cost plus a small administrative fee.

         (e)      Outplacement Services.   Promptly following the Severance Qualification Date, the
                  ---------------------
Company will pay the cost of outplacement services to the Executive through a firm to which the
Executive and the Company mutually agree, to a maximum cost to the Company for such services of
Twenty-Five Thousand Dollars ($25,000).  Payment will be made by the Company directly to the outplacement firm following receipt of its invoice.

         (f)      Equity Participation.  A schedule listing the Executive's equity participation in U.S. Can and
                  --------------------
the number of options and restricted shares that will have satisfied their time-based vesting requirement is attached to this Agreement as Exhibit B.
                              ---------

                  (i)      U.S. Can agrees to waive its rights to call, pursuant to Section 2.2 of the
         Stockholders Agreement of U.S. Can dated as of October 4, 2000 (the "Stockholders Agreement"), any
                                                                              ----------------------
         securities (including, without limitation, vested stock options) of U.S. Can held by the Executive on the Resignation Date.

                  (ii)     The Executive's rights and obligations with respect to any stock options granted to him by U.S. Can which had vested as of the Resignation Date shall be governed by the U.S. Can
         Corporation 2000 Equity Incentive Plan, as in effect on the date hereof (the "Equity Incentive Plan"),
                                                                                       ---------------------
         the option certificates issued thereunder and any agreements or other requirements applicable to those options; provided, however, that the 105 day period set forth in Section 7(b)(i) of the Equity Incentive
         Plan shall be extended to the earliest of (a) the tenth anniversary of the date of the option grant, or
         (b) the termination of the option in accordance with (i) the certificate pursuant to which it was issued, (ii) the Stockholders Agreement of U.S. Can dated as of October 4, 2000 (the "Stockholders
                                                                                               -------------
         Agreement"), or (iii) the Equity Incentive Plan (other than Section 7(b)(i) thereof).  The Executive
         ---------
         will have 45 days from the "Determination Date" (as defined in the stock option certificate) to exercise any vested stock options which were subject to performance-based vesting.

                  (iii)    The Executive will continue to hold all vested options and all common stock (whether vested or unvested) of U.S. Can held by the Executive or his Permitted Transferees (as defined in the
         Stockholders Agreement), pursuant to the terms of the Stockholders Agreement; provided, however, after the Resignation Date, no further vesting of common stock held shall occur and all stock options which are unvested as of the Resignation Date will be cancelled and shall terminate on that date in accordance with Section 7 below.

                  (iv)     The Executive hereby agrees that as of the Resignation Date, for all purposes of the
         Stockholders Agreement, the Executive and his Permitted Transferees shall each be deemed to be an "Other
         Stockholder" rather than a "Management Stockholder" and that from time to time after the Resignation
         Date, at the request of U.S. Can and without further consideration, the Executive shall execute and deliver further instruments and take such other actions, as U.S. Can may reasonably require, to more effectively evidence the "Other Stockholder" designation.  As an "Other Stockholder" the Executive will be entitled to the rights as a stockholder as provided to stockholders generally under Delaware law, and will be entitled to the rights and subject to the obligations of an "Other Stockholder" under the
         Stockholders Agreement.

                  (v)      In the event U.S. Can establishes a new Management Incentive Plan and issues shares to executive officers pursuant to that Plan at any time prior to April 22, 2009, the Executive shall be entitled to purchase 125.2 performance vested shares and 56.6 common shares at the same price as the other participants in that Plan.  Any such shares purchased will be subject to the same restrictions as set forth for other participants, including without limitation, the obligation for such shares to be subject to the Stockholders Agreement.  U.S. Can will make a reasonable effort to notify the Executive of the issuance of any such shares, but the Executive shall not be entitled to a remedy for a failure of
         U.S. Can to do so.  The Executive will assume responsibility for making inquiry to U.S. Can from time to time as to whether any such shares have been issued.

         (g)      Legal Expenses.  The Company will reimburse the Executive's reasonable legal expenses incurred
                  --------------
in the negotiation of this Agreement and in the review and October 25, 2004 reinstatement of his employment agreement (such expenses having been incurred during the period commencing August 2004 and ending February 2005), to a maximum total reimbursement hereunder of Fifteen Thousand Dollars ($15,000).  Reimbursement is subject to such documentation and substantiation as the Company may reasonably require.

         (h)      Revision of Employee Agreement.  As of the Severance Qualification Date, the Employee Agreement
                  ------------------------------
shall be revised by adding the following immediately after the first sentence of Section 1 thereof:  "The foregoing, however, shall not prevent the Employee from accepting employment with a customer or supplier of the
Employer or any Affiliate."  The Employee Agreement shall otherwise be unchanged.

5.       Withholding.  All payments made by the Company or U.S. Can under this Agreement shall be reduced by any
         -----------
tax or other amounts required to be withheld by them under applicable law and all other deductions authorized by the Executive. .

6.       Acknowledgement of Full Payment.  The Executive acknowledges and agrees that the payments to be provided
         -------------------------------
him under Section 2 and Section 3 of this Agreement are in complete satisfaction of any and all compensation due to him from the Companies and the Affiliates, whether for services provided or otherwise, through the Resignation
Date and that, except as expressly provided under this Agreement, no further compensation of any kind is owed to him. Without limiting the generality of the foregoing, the Executive expressly agrees that he shall have no entitlement to compensation of any kind under the Employment Agreement (as hereafter defined) or the United
States Can Company Executive Severance Plan as a result of the termination of his employment hereunder and hereby waives any such entitlement.

7.       Status of Employee Benefits, Paid Time Off, Stock Options and Rights of Indemnification; Claim
         -----------------------------------------------------------------------------------------------
for Unemployment Benefits.
--------------------------

         (a)      Except as otherwise expressly provided in Section 4(d) of this Agreement, the
Executive's participation in all employee benefit plans of the Companies will end as of the Resignation
Date, in accordance with the terms of those plans.   Also, the Executive will not continue to earn
vacation or other paid time off after the Resignation Date.

         (b)      Except as otherwise expressly provided in Section 4(f) of this Agreement, the
Executive's rights and obligations with respect to any shares of U.S. Can stock and any stock options of
U.S. Can granted to the Executive which have vested as of the Resignation Date shall be governed by any plan applicable to such stock options or shares and any agreements or other requirements applicable to those stock options or shares.  All stock options which are unvested as of the Resignation Date will be cancelled and shall terminate on that date and the Executive agrees to return, no later than the
Resignation Date,  the stock option certificates for all stock options granted him which remain unvested on the Resignation Date.

         (c)      Following the Resignation Date, the Executive shall be entitled to indemnification under the articles of incorporation and by-laws of the Companies, as in effect from time to time, to the same extent as other former employees of the Company who held positions comparable to that of the
Executive on the Resignation Date.  Following the Resignation Date, the Executive shall be covered under any directors and officers liability insurance which the Company may elect to maintain from time to time to the same extent as other former officers of the Company.

         (d)      The Companies shall not contest any claim by the Executive for unemployment benefits which the Executive may file within the State of Illinois as a result of the termination of his employment hereunder; provided that the Executive is eligible for such benefits under applicable law
(e.g., that he is unemployed and seeking employment).  For purposes of the Executive's eligibility for unemployment benefits, the Companies acknowledge that the termination of the Executive's employment was involuntary and for reasons that, in the opinion of the Companies, should not disqualify the Executive from receiving unemployment benefits.  The Executive understands, however, that the State of Illinois, not the Companies, determines eligibility for unemployment benefits.

         (e)      The Executive agrees to direct all telephone reference inquiries from prospective employers to the Company's Chairman of the Board (Carl Ferenbach) or the Company's Chief Executive Officer (Philip Mengel).
Their response to all telephone reference inquiries shall provide only the following information concerning the
Executive's employment: (i) the time period the Executive worked for the Company and (ii) the title of the
Executive's last position, Executive Vice President and General Manger, Business Units of the Americas.

8.       Continuing Obligations of the Executive.  In addition to the obligations of the Executive under the
         ---------------------------------------
Employee Agreement and his duties pursuant to Section 2 hereof, the Executive shall have the following obligations during the remainder of his employment and thereafter:

         (a)      The Executive agrees that he will return to the Company on the Resignation Date or at such earlier time or times as the Company may specify, any and all documents, materials and information (whether in hardcopy, on electronic media or otherwise) related to the business (whether present or otherwise) of U.S. Can, the Company or any of the Affiliates, and all copies, and all keys, access cards, credit cards, computer hardware and software, telephones and telephone-related equipment and all other property of the Companies and the
Affiliates in his possession or control.  Notwithstanding the foregoing, however, the Executive may retain a copy of any documents provided to him by the Company related to his compensation and employment arrangements. The
Executive agrees that he will not access or use any computer or computer network or system of the Companies or the Affiliates after the Resignation Date.  Further, the Executive acknowledges that he has disclosed to the
Company all passwords necessary or desirable to enable the Companies and the Affiliates to access all information which the Executive has password-protected on any of their computer equipment or on their computer networks or systems.

         (b)      The Executive agrees that he will not disclose this Agreement or any of its terms or provisions, directly or by implication, except to the extent required by law after reasonable notice to the
Companies and except to members of his immediate family and to his legal and tax advisors, but only on condition that they agree not to further disclose this Agreement or any of its terms or provisions to others.  The
Executive also agrees that, during the Severance Pay Period and thereafter, he will not disparage or criticize the Companies or any of theAffiliates or any of their respective businesses, management or products, and that he will not otherwise do or say anything that could reasonably be anticipated to harm the business, interests or reputation of the Companies or any of the Affiliates or to disrupt the good morale of their employees.  Further, the Executive agrees that he will not comment publicly, whether to the print or electronic media or otherwise, on the Companies or the Affiliates.

         (c)      The Executive agrees to cooperate with the Companies and the Affiliates hereafter with respect to all matters arising during or related to his employment, including without limitation all matters in connection with any governmental investigation, litigation or regulatory or other proceeding which may have arisen or which may arise following the signing of this Agreement.  The Company will reimburse the Executive's out-of-pocket expenses incurred in complying with requests of the Companies and the Affiliates hereunder, provided such expenses are authorized by the Company in advance.

         (d)      The Executive agrees that he will protect Confidential Information, as hereafter defined, and that he will not, directly or indirectly, use or disclose it.

         9.       Definitions.  For purposes of this Agreement, the following definitions shall apply:
                  -----------

         (a)      "Affiliates" means all persons and entities directly or indirectly controlling, controlled by or under common control with either or both of the Companies, where control may be by management authority, contract or equity interest.

         (b)      "Confidential Information" means any and all information of the Companies and the Affiliates that is not generally known to those with whom either of the Companies or any of the Affiliates competes or does business or with whom either of the Companies or any of the Affiliates plans to compete or do business.
Confidential Information includes without limitation such information relating to (i) the development, research, testing, manufacturing, marketing and financial activities of the Companies and the Affiliates, (ii) their products and services, (iii) the costs, sources of supply, financial performance and strategic plans of the
Companies and the Affiliates, (iv) the identity and special needs of the customers of the Companies and the
Affiliates and (v) the people and organizations with whom the Companies and the Affiliates have business relationships and the nature and substance of those relationships. Confidential Information also includes all information received by either of the Companies or any of the Affiliates from customers or other third parties with any understanding, express or implied, that the information would not be disclosed

         (c       "Employee Agreement" means the agreement so captioned  and dated January 24, 2000 by and between the Executive and the Company, as amended by Supplement B to the Employment Agreement (as defined hereafter), which is captioned "Amendment of Employee Agreement" and as further amended by Section 4(h) of this
Agreement.

         (d)      "Employment Agreement" means the agreement by and among the Executive and the Companies captioned "Employment Agreement" and dated the 25th day of October, 2004, as amended.

10.      Entire Agreement.  This Agreement constitutes the entire agreement among the Executive and the
         ----------------
Companies and replaces all prior and contemporaneous agreements, communications and understandings, whether written or oral, with respect to the Executive's employment, its termination and all related matters, including without limitation the Employment Agreement, and excluding only the Employee Agreement, the Executive's rights and obligations, and those of U.S. Can, with respect to its securities (other than as such rights and obligations are expressly amended by this Agreement) and loans, if any, to the Executive outstanding on the date the Executive signs this Agreement, all of which shall remain in full force and effect in accordance with their terms.  This Agreement may not be modified or amended, and no breach will be deemed to be waived, unless agreed in a writing signed by the Executive and an authorized representative of each of the Companies.

11. Advice and Assurances.  This Agreement and the Release of Claims each contains legally binding obligations
    ---------------------
and the Companies therefore advise the Executive to consult an attorney before signing them.   In signing this
Agreement, the Executive gives the Companies assurance that he has read and understood this Agreement; that he has had a full and reasonable opportunity to consider its terms and to consult with an attorney, if he wished to do so; that he has accepted this Agreement freely and voluntarily; and that, in accepting this Agreement, he has not relied on any promises or representations, express or implied, that are not set forth expressly in this
Agreement.

12.      Assignment.  Neither the Company nor the Executive may make any assignment of this Agreement or any
         ----------
interest herein, by operation of law or otherwise, without the prior written consent of the other; provided, however, that the Company may assign its rights and obligations under this Agreement without the consent of the
Executive in the event that the Company shall hereafter affect a reorganization, consolidate with, or merge into, any other entity or transfer all or substantially all of its properties or assets to any person or entity.  This Agreement shall inure to the benefit of and be binding upon the Company and the Executive, their respective successors, executors, administrators, heirs and permitted assigns.

13.      Miscellaneous.  The headings and captions in this Agreement are for convenience only and in no way
         -------------
define or describe the scope or content of any provision of this Agreement.  This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This is an Illinois contract and shall be governed and construed in accordance with the laws of the State of Illinois, without regard to the conflict of laws principles thereof.

                      [Signature page immediately follows]

         Intending to be legally bound, the Executive and each of the Companies, by its duly authorized representative, have signed this Agreement, to take effect as of the date this Agreement is signed by the third of the parties below.

U.S. CAN CORPORATION

By:   __/s/ Philip R. Mengel________
      ------------------------------

Title:  _Chief Executive Officer    ___
        ---------------------------------

Date:  ____4/24/05_______________
       --------------------------

UNITED STATES CAN COMPANY

By:   __/s/ Philip R. Mengel________
      ------------------------------

Title:  _Chief Executive Officer    ___
        ---------------------------------

Date:  ____4/24/05_______________
       --------------------------

THOMAS A. SCRIMO

Signature:  __/s/ Thomas A. Scrimo_ _
            ---------------------- -

Date:  ____4/24/05_____________  __
       ----------------------------

                                                    Exhibit A
                                                    ---------

                                                Release of Claims
                                                -----------------

         In consideration of the severance pay and other benefits to be provided me in accordance with the agreement by and among U.S. Can Corporation, United States Can Company (together, the "Companies") and me captioned "Agreement of Resignation and dated as of April, 2005 (the " Separation Agreement"), which is subject to my signing this Release of Claims and to which I am not otherwise entitled, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, I, on my own behalf and on behalf of my heirs, executors, administrators, beneficiaries, representatives and assigns, and all others connected with me, hereby release and forever discharge the Companies and the Affiliates (as defined in the Separation
Agreement) and all of  their respective past, present and future directors, shareholders, officers, members, managers, general and limited partners, employees, agents, joint venturers,  representatives, successors and assigns, and all others associated with any of them, whether acting individually or in their official capacities, from any and all causes of action, rights and claims of any type or description, known or unknown, which I have had in the past, now have, or might now have, through the date of my signing of this Release of
Claims, including without limitation any causes of action, rights or claims in any way resulting from, arising out of or connected with my employment or resignation or pursuant to any federal, state or local law, regulation or other requirement (including without limitation Title VII of the Civil Rights Act of 1964, the
Age Discrimination in Employment Act, the Americans with Disabilities Act and the fair employment practices statutes of Illinois or of any other state in which I have provided services to the Companies or the
Affiliates, each as amended from time to time). Excluded from the scope of this Release of Claims, however, is any claim arising under the terms of the Separation Agreement after the Severance Qualification Date, as that term is defined in the Separation Agreement, any right of indemnification which I have under the articles of incorporation or by-laws of either of the Companies and any vested rights I have under any Company retirement plan in which I was participating on the Resignation Date (as defined in the Separation Agreement.

         In signing this Release of Claims, I acknowledge my understanding that I may not sign it prior to the
Resignation Date, but that I may consider the terms of this Release of Claims for up to twenty-one (21) days from the Resignation Date.  I also acknowledge that I have been advised by the Companies to seek the advice of an attorney prior to signing this Release of Claims; that I have had sufficient time to consider this Release of Claims and to consult with an attorney, if I wished to do so; and that I am signing this Release of Claims voluntarily and with a full understanding of its terms.  I further acknowledge that, in signing this Release of
Claims, I have not relied on any promises or representations, express or implied, that are not set forth expressly in the Separation Agreement.  I understand that I may revoke this Release of Claims at any time within seven (7) days of the date of my signing by written notice to the Chief Executive Officer of U.S. Can or his designee on behalf of the Companies and that this Release of Claims will take effect only upon the expiration of such seven-day revocation period and only if I have not timely revoked it.

         Intending to be legally bound, I have signed this Release of Claims under seal as of the date written below.

    Signature: __/s/ Thomas A. Scrimo__________      Date:  _____4/24/05_____________
               --------------------------------             ------------
       Thomas A. Scrimo

                                                     Exhibit B
                                                     ---------

US Can
Tom Scrimo Equity Analysis - Vesting Schedule
April 22nd, 2005

                                                   -------------------------    ---------------------------
                                                            Shares                       Options
                                                            ------                       -------
                                                               Time Plus           Time       Time Plus
                                                               ----------          ----       ----------
                                                   Time Only  Performance          Only      Performance
                                                   ---------  ------------         ----      ------------

     Granted/Purchased                             106,667    106,667           226,348      113,174

     Time Vested at Termination Date (4/22/05)     106,667    96,000            181,078      90,539

     Time Only Based Shares:  Shares vest 25% on April and October of 2001 and 2002.

     Time Plus Performance Based Shares:  Shares vest 10% on April and October of 2001, 2002, 2003, 2004 and 2005.
     Note that these shares are subject to performance hurdles based on Berkshire's IRR in a liquidity event

     Time Only Based Options: Options vest 20% per year on October of 2001, 2002, 2003, 2004, and 2005.

     Time Plus Performance Based Options: Options vest 20% per year on October of 2001, 2002, 2003, 2004, and 2005.
     Note that these options are subject to performance hurdles based on Berkshire's IRR in a liquidity event